CONDENSED COMBINED STATEMENTS OF COMPREHENSIVE LOSS (unaudited) (Parenthetical) - Revelyst Business - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Jun. 30, 2024	Jun. 25, 2023	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022
Sales, net	$ 274,220	$ 321,443	$ 1,308,859	$ 1,339,378	$ 1,322,497
Change in derivative instruments, tax (expense) benefit	0	(222)	(757)	778	0
Change in cumulative translation adjustment, tax	0	0	66	0	0
Related Party
Sales, net	$ 476	$ 4,845	$ 15,423	$ 17,502	$ 15,767